UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

______________________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2006

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JPMorgan Chase & Co.

(Exact Name of Registrant as Specified in Charter)

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Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue	10017
New York, NY
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

 On March 21, 2006, JPMorgan Chase & Co. announced that its Board of Directors authorized the repurchase of up to $8 billion of the firm's common shares. The new authorization commences on March 21, 2006 and replaces the Company's previous repurchase authorization.

The authorization will be utilized at management's discretion and the timing of purchases and the exact number of shares purchased will depend on market conditions and alternative investment opportunities. The repurchase program does not include specific price targets or timetables, may be executed through open market purchases or privately negotiated transactions or utilizing Rule 10b5-1 programs, and may be suspended at any time.

Item 9.01      Financial Statements Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

The following is furnished as an exhibit to this report.

Exhibit No.	Exhibit
99.1	Press Release dated March 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2006	JPMorgan Chase & Co.

	By:	/s/ Anthony J. Horan
Name: Anthony J. Horan Title: Corporate Secretary

EXHIBIT INDEX
Exhibit No.	Exhibit
99.1	Registrant's press release dated March 21, 2006